UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2026

Minerva Neurosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-36517	26-0784194
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1500 District Avenue, Burlington, MA 01803

(Address of principal executive offices) (Zip Code)

(617) 600-7373

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	NERV	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 10, 2026, the Board of Directors (the “Board”) of Minerva Neurosciences, Inc. (the “Company”) appointed Anthony Aliquo, the Company’s Vice President, Controller, as Chief Accounting Officer and principal accounting officer of the Company, effective as of that date. Effective as of the same date, Fred Ahlholm, Chief Financial Officer of the Company, ceased to serve as the Company’s principal accounting officer. Mr. Ahlholm will continue to serve as the Company’s Chief Financial Officer and principal financial officer.

Mr. Aliquo, age 39, served as Vice President, Controller for the Company from November 2022 to July 2026, as Controller from August 2021 to November 2022 and as Assistant Controller from September 2020 to August 2021. Prior to such, Mr. Aliquo served as an Auditor for BDO USA, P.C. and, before that, he served as an Auditor for Deloitte & Touche, LLP. Mr. Aliquo is a CPA with over 10 years of accounting experience. He holds a M.S. degree in Accountancy from University of North Carolina Wilmington and a B.S. degree in Mathematics from Saint Michael’s College.

In connection with Mr. Aliquo’s appointment, the Board, upon the recommendation of the Compensation Committee of the Board, approved (i) an increase in Mr. Aliquo’s annual base salary to $296,696, effective July 1, 2026, and (ii) an increase in his annual performance bonus target to 35% of Mr. Aliquo’s annual base salary. Other than the foregoing, Mr. Aliquo’s compensatory and other arrangements with the Company will continue as in effect prior to his promotion.

There are no arrangements or understandings between Mr. Aliquo and any other person pursuant to which he is being appointed as Chief Accounting Officer of the Company. Mr. Aliquo has no family relationship with any of the executive officers or directors of the Company, and he has no direct or indirect interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 12, 2026	MINERVA NEUROSCIENCES, INC.

/s/ Frederick Ahlholm
Frederick Ahlholm
Chief Financial Officer

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